UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                November 3, 2006
                Date of report (Date of earliest event reported)

                         CITADEL SECURITY SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                   000-33491              75-2873882
         (State or Other               (Commission           (IRS Employer
  Jurisdiction of Incorporation)       File Number)        Identification No.)

     TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600
                      DALLAS, TEXAS                              75240
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (214) 520-9292

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENTS TO EMPLOYMENT ARRANGEMENTS AND OPTION AGREEMENTS

     In connection with the Asset Purchase Agreement (the "Asset Purchase Agreement") between Citadel Security Software Inc. and its subsidiaries ("Citadel") and McAfee, Inc. and a subsidiary ("McAfee"), Citadel has entered into amendments to some of its agreements with its executive officers and directors described below.

     Two of our executive officers, Carl Banzhof and David Helffrich, our Chief Technology Officer and Executive Vice President of Engineering, respectively, each entered into at-will employment offer letters with McAfee, the effectiveness of which is conditioned on the closing of the Asset Purchase Agreement. Each of Messrs. Helffrich and Banzhof have executed agreements providing that they will waive the right to receive any severance or change of control related payments from Citadel. These agreements are included as Exhibits
10.3 and 10.4 to this Report.

     Our other executive officers (the "remaining executives") are Richard Connelly, Chief Financial Officer, Robert Dix, Vice President of Government Affairs and Corporate Development, Robert Humphrey, Executive Vice President of Corporate Strategy, and Randy Schirman, Executive Vice President of Worldwide Sales. On the date of this report, we do not know whether McAfee will offer employment to any of the remaining executives. Unless the remaining executives accept employment with McAfee, they will be entitled to receive severance or other change of control related payments from Citadel as described below.

     Executive Severance Payments. In December 2005, we entered into change of control agreements with each of Messrs. Carl Banzhof, Richard Connelly, Robert Dix, David Helffrich, Robert Humphrey and Randy Schirman (the "executives"). These agreements provide for a payment of six months of the executive's annual base salary in the event of certain terminations of employment in connection with or following a change of control, which includes a sale of all or substantially all Citadel's assets (the "change of control termination payments"). The agreements also provide for a payment of one year's annual base salary in the event the executive remains employed with Citadel or its successor on the first anniversary of the date of the agreements (the "stay bonuses"). Citadel has also entered into agreements with each of Messrs. Connelly, Dix, and Humphrey and anticipates that it may enter into an agreement with Mr. Schirman, that provide for payments that are in addition to the payments under the change of control agreement, of six months of the executive's annual base salary, in the event of certain terminations of employment in connection with or following a change of control, which includes a sale of all or substantially all of our assets (the "employment severance payments"). These agreements are included as Exhibits 10.2, 10.5, and 10.6 to this Report.

     In connection with their acceptance of employment with McAfee, Messrs. Banzhof and Helffrich have agreed that they will waive the right to receive any change of control termination payments or stay bonuses from Citadel as described above. The remaining executives have executed or are expected to execute agreements providing that, if they accept employment with McAfee, they will also waive the right to receive any change of control termination payments, stay bonuses or employment severance payments. In these agreements, Citadel agrees to make the required change of control termination payments and employment severance payments following, and conditioned on, the closing of the asset sale, regardless of whether the remaining executives' employment is terminated. This will allow us to retain the services of the remaining executives after the closing, to the extent required in connection with our liquidation and dissolution, without requiring the remaining executives to forego their payments. As a result, after the closing of the asset sale, we expect to make payments of approximately $191,000 to Mr. Connelly, approximately $159,000 to Mr. Dix, and approximately $183,000 to Mr. Humphrey (and if we enter into an agreement with Mr. Schirman, approximately $183,000 to Mr. Schirman). In addition, we have agreed with Mr. Connelly to pay him a retention bonus of $95,557 if he is still employed with us


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on March 31, 2007, or earlier if our board of directors determines that his services are no longer needed in connection with our liquidation and dissolution.

     We entered into an employment agreement with Mr. Solomon, dated October 1, 2002, as amended on October 1, 2003, as well as a change of control agreement dated December 2005. We collectively refer to these agreements, as amended, as the "Solomon employment agreements." The Solomon employment agreements collectively provide, in the event of certain terminations following a change of control, for the following:

          -    a payment equal to three times Mr. Solomon's annual base salary;

          -    a payment equal to three times Mr. Solomon's annual bonus;

          -    the option exercise bonus described below; and

          -    gross-up payments for taxes related to these payments.

     After execution of the Asset Purchase Agreement, we amended the Solomon employment agreements with Mr. Solomon to provide that, in lieu of the payments to be received under the Solomon employment agreements, and in consideration of his non-competition agreement with McAfee, he will receive, after the completion of the asset sale, $6,089,234 in a lump sum (which includes tax gross-up) without a requirement of termination of his employment with us. This amount reflects a reduction of approximately $500,000 from the amounts to which Mr. Solomon would otherwise be contractually entitled. This arrangement will allow us to retain the services of Mr. Solomon after the closing, to the extent required in connection with our liquidation, without requiring Mr. Solomon to forego the payments to which he is entitled. This agreement is included as
Exhibit 10.1 to this Report. Mr. Solomon will also receive the benefit described below under "Solomon and Connelly Exercise Price Bonus Arrangements."

     Treatment of Outstanding Stock Options. Our 2002 stock incentive plan, which we refer to as our "stock option plan," provides that all stock options outstanding under the stock option plan will fully vest in connection with the closing of the asset sale. As permitted by our stock option plan, we intend to make this acceleration effective 15 days before the scheduled closing of the asset sale. Our stock option plan also provides that, in the discretion of our board of directors, any holder of stock options outstanding at the closing of a change of control may receive a payment equal to the difference between the price received by stockholders in the change of control and the exercise price of such holder's stock option. We refer to this provision as the "cash-out program." We intend to implement the cash-out program in connection with the closing of the asset sale and the subsequent distributions to our stockholders. As a result, holders of options that remain unexercised on the record date of our initial anticipated liquidating distribution will receive from us, at the same time liquidating distributions are made to holders of our common stock, cash payments equal to the product of the total number of shares that were subject to such option immediately prior to the closing of the asset sale, and the amount per share then being distributed in respect of our common stock. However, these cash payments will be paid only to the extent, if any, per share liquidating distributions in respect of our common stock exceed the per share exercise price of such option.

     We have also granted "outside-the-plan" stock options. Seven individuals hold one or more "outside-the-plan" options with exercise prices below $0.54 per share. All of such "in-the-money" options are fully vested, so we do not expect to accelerate the vesting of any "outside-the-plan" options. These options do not currently provide for a cash-out component. The option agreements pursuant to which these options were granted have been or are expected to be amended to permit us to treat these options, all of which are vested, on the same basis as options that are issued under our stock option plan so that these options may participate in the cash-out program. The individual holders of these options include Messrs. Banzhof, Connelly and Solomon, each of whom is an executive officer, as well as our directors Chris A. Economou and John A. Leide. The form of the option agreement amendment is filed as Exhibit 10.7 to this Report.


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We do not expect Mr. Solomon to participate in this program as a result of the arrangement described below under "Solomon and Connelly Exercise Price Bonus Arrangements."

     All stock options held by our executive officers are fully vested, other than options that have an exercise price in excess of $0.93. Because, under the cash-out program described above, option holders will receive payments only when distributions to stockholders exceed their option exercise price, and because we expect distributions to be between $0.52 and $0.54 per share, it is unlikely that the vesting acceleration of these options that are priced above $0.93 will create any benefits for our executive officers.

     Subject to the discussion below under "Payment of Solomon and Connelly Exercise Price Bonus Arrangements," the only outstanding options held by our executives that have exercise prices at or below $0.54 per share are as follows:

          - Mr. Banzhof holds an option to purchase 225,000 shares of common stock at $0.32 per share. Under the cash-out program, he will be entitled to receive payments after common stockholders have received per share distributions of $0.32. Assuming we distribute $0.54 per share to our common stockholders, Mr. Banzhof will receive a cash-out program payment of $49,500. If Mr. Banzhof exercises this option, he will not be entitled to participate in the cash-out program, but instead will receive distributions on the shares of common stock he receives in such exercise.

          - Mr. Connelly holds an option to purchase 275,000 shares exercisable at $0.32 per share and an option to purchase 100,000 shares exercisable at $0.34 per share. Under the cash-out program, he will be entitled to receive payments with respect to the option to purchase 275,000 shares after common stockholders have received per share distributions of $0.32 and with respect to the option to purchase 100,000 shares after common stockholders have received per share distributions of $0.34. Assuming we distribute $0.54 per share to our common stockholders, Mr. Connelly will receive a cash-out program payment of $80,500. If Mr. Connelly exercises these options, he will not be entitled to participate in the cash-out program, but instead will receive distributions on the shares of common stock he receives in such exercise. Mr. Connelly will also receive the stock-related benefits described below under "Solomon and Connelly Exercise Price Bonus Arrangements."

     Solomon and Connelly Exercise Price Bonus Arrangements.   Pursuant to the
Solomon employment agreements and our employment agreement with Mr. Connelly, we agreed that upon a change of control, including a sale of all or substantially all of our assets, we would pay:

          - a bonus to Mr. Solomon equal to the exercise price of all his options (options to purchase 3,650,000 shares, all of which are vested, at exercise prices ranging from $0.32 to $1.28, for an aggregate exercise price of $1,552,000); and

          - a bonus to Mr. Connelly equal to the exercise price of certain of the stock options granted to him (options to purchase 50,000 shares, all of which are vested, at an exercise price of $1.28, for an aggregate of $64,000).

     We have amended our agreement with Mr. Solomon to provide that, if the asset sale is completed, and in consideration of his non-competition agreement with McAfee, Mr. Solomon will agree to forgive our obligation to pay him a bonus and cancel his stock options and, in exchange, we will issue him 3,650,000 shares of common stock. We also have amended our agreement with Mr. Connelly to provide that, if the asset sale is completed, Mr. Connelly will agree to forgive our obligation to pay him a bonus and cancel his option described above and, in exchange, we will issue him 50,000 shares of common stock.


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
     Non-Competition Agreements. Contemporaneously with the execution and delivery of the Asset Purchase Agreement, Mr. Solomon entered into a non-competition agreement with McAfee, the effectiveness of which is conditioned on the closing of the asset sale, whereby he agreed to restrictions on engaging in business activity that is competitive with McAfee until the earlier of: (a) one year following the closing of the asset sale; or (b) one year following termination of his employment with McAfee. In addition, he agreed to restrictions on the soliciting or hiring of employees, soliciting of customers, suppliers or clients and restrictions on making competitive investments, effective on the closing of the asset sale.

     Contemporaneously with the execution and delivery of the Asset Purchase Agreement, each of Messrs. Banzhof and Helffrich entered into a non-competition agreement with McAfee, the effectiveness of which is conditioned on the closing of the asset sale whereby they agreed to restrictions on engaging in business activity that is competitive with McAfee until the earlier of: (a) two years following the closing of the asset sale; or (b) two years following termination of employment with McAfee. In addition, they agreed to restrictions on the soliciting or hiring of employees, soliciting of customers, suppliers or clients and restrictions on making competitive investments, effective on the closing of the asset sale.

     Non-Employee Directors. Options held by our directors will be entitled to the same vesting acceleration and cash-out program benefits to which all other holders of options are entitled. See "Treatment of Outstanding Stock Options," above. Because all options held by our non-employee directors are fully vested, they will not receive any acceleration benefit. Our non-employee directors will receive the benefits under our cash-out program. In December 2005, we issued 25,000 restricted shares of common stock to each of our non-employee directors that vested immediately upon issuance. These directors will receive distributions on such shares on the same basis as other common stockholders.

     We have agreed with Mr. Allbaugh that upon a change of control we will pay Mr. Allbaugh a bonus equal to the $0.93 per share exercise price of 100,000 of the options granted to him, for an aggregate of $93,000. In November 2006, we amended our agreement with Mr. Allbaugh to provide that, if the asset sale is completed, Mr. Allbaugh will agree to forgive our obligation to pay him such a bonus and cancel his stock options and, in exchange, we will issue him 100,000 shares of common stock. As a result, Mr. Allbaugh will receive distributions on 100,000 shares, on the same basis as other common stockholders, for an aggregate distribution of $54,000, assuming we distribute $0.54 per share to our common stockholders. The amendment is filed as Exhibit 10.8 to this Report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits. The following exhibits are filed as part of this report:

10.1   Amendment to Agreements with Steven B. Solomon, between Steven B. Solomon and Citadel
       Security Software Inc., dated as of November 3, 2006.

10.2   Amendment to Agreements with Richard Connelly, between Richard Connelly and Citadel
       Security Software Inc., dated as of November 3, 2006.

10.3   Amendment to Agreements with Carl Banzhof, between Carl Banzhof and Citadel Security
       Software Inc., dated as of November 3, 2006.

10.4   Amendment to Agreements with David Helffrich, between David Helffrich and Citadel Security
       Software Inc., dated as of November 3, 2006.


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
10.5   Amendment to Agreements with Robert Humphrey, between Robert Humphrey and Citadel
       Security Software Inc., dated as of November 3, 2006.

10.6   Amendment to Agreements with Robert Dix, between Robert Dix and Citadel Security Software
       Inc., dated as of November 3, 2006.

10.7   Form of Option Agreement Amendment between Citadel Security Software Inc. and each of Chris
       Economou, Jack Leide, Carl Banzhof and Richard Connelly.

10.8   Amendment to Agreement with Joe Allbaugh, between Citadel Security Software Inc. and Joe
       Allbaugh, dated as of November 3, 2006.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CITADEL SECURITY SOFTWARE INC.

Date: November 9, 2006           By:  /s/ Steven B. Solomon
                                 Steven B. Solomon
                                 Chief Executive Officer


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
                                INDEX TO EXHIBITS

10.1  Amendment to Agreements with Steven B. Solomon, between Steven B. Solomon and Citadel
      Security Software Inc., dated as of November 3, 2006.

10.2  Amendment to Agreements with Richard Connelly, between Richard Connelly and Citadel
      Security Software Inc., dated as of November 3, 2006.

10.3  Amendment to Agreements with Carl Banzhof, between Carl Banzhof and Citadel Security
      Software Inc., dated as of November 3, 2006.

10.4  Amendment to Agreements with David Helffrich, between David Helffrich and Citadel Security
      Software Inc., dated as of November 3, 2006.

10.5  Amendment to Agreements with Robert Humphrey, between Robert Humphrey and Citadel
      Security Software Inc., dated as of November 3, 2006.

10.6  Amendment to Agreements with Robert Dix, between Robert Dix and Citadel Security Software
      Inc., dated as of November 3, 2006.

10.7  Form of Option Agreement Amendment between Citadel Security Software Inc. and each of Chris
      Economou, Jack Leide, Carl Banzhof and Richard Connelly.

10.8  Amendment to Agreement with Joe Allbaugh, between Citadel Security Software Inc. and Joe
      Allbaugh, dated as of November 3, 2006.


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